UNITED STATES
SECURITIES ANE EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: December 23, 2002

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	51-0374887 (I.R.S. Employer Identification No.)

15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA (Address of Principal Executive Offices)	85260-1619 (Zip Code)

Registrant’s Telephone Number, including Area Code (480) 754-3425.

Item 5. Other Events.
Item 7. Exhibits
SIGNATURE
EX-99

Item 5. Other Events.

On December 23, 2002 the Company issued a press release announcing that it has reached an agreement to sell its Argentina business, a copy of which is filed herewith as Exhibit 99.

Item 7. Exhibits

(c)	Exhibits

(99) Press Release of the Company dated December 23, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
December 23, 2002

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer